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Exhibit 10.2

MANUFACTURING AGREEMENT

        This Manufacturing Agreement is made between Bu Kyung, ("Factory") with a business located in Pusan, South Korea and Heeling Sports LTD. (the "Company") a Nevada corporation located at 12900 Preston Road, Ste. 700, Dallas, Texas 75230.

        The Company hereby assigns the Factory NON-exclusive rights for manufacturing the Heelys branded skate footwear.

Primary Responsibilities of Factory

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  Consistently deliver product that meets the quality standards as established by the Company.

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  Consistently deliver product within the required time frame.

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  Factory will not employ or use sub-contractors that employ the use of forced labor or prison labor at any time or for any part of the manufacturing process.

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  The Factory must provide humanitarian working conditions and employee compensation that is competitive with the industry standards within the country.

Scope of Factory Services.

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  Inspection of raw materials and components to assure specified and quality-tested raw materials and components are being utilized in production.

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  Inspection and assurance that finished product is shipped to the specifications and quality standards established by the Company.

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  Provide detailed itemized cost break down sheets as requested by the Company in an effort to establish fair and reasonable costs.

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  Provide Company with written test results of quality tests conducted on raw materials, components and finished goods on a regular basis.

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  Provide technical support in developing new product and "commercializing" (developing lateral sizes assuring consistent fit and quality throughout size range) approved product.

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  Provide Company with weekly or when requested daily production status reports.

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  Provide logistical expertise in moving goods from factory to port of embarkation.

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  Provide necessary US Customs and exporting country documentation for shipping and US Customs clearance.

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  Provide shipping manifest listing the contents of each shipment for expeditious and precise receiving.

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  Maintain all of the Company's products, technologies, designs, prices, customer information and processes in strict confidence.

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  Provide Company will new materials, new manufacturing processes and new components on a regular basis for Company's new product development consideration.

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  Provide new prototype samples as required by the Company, based on Company's requested design.

Tooling and Production

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  Company will provide a letter of credit as payment for production goods to be opened no more than 15 days after purchase orders are placed with Factory.

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  Factory can ship purchase orders within +/-2% (units) to avoid delays due to factory overruns and under runs. L/C will be adjusted at site to reflect exact units shipped.

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  Factory is expected to ship product within the required delivery window. If Factory ships more than 15 days past the delivery window the Factory will be required to pay airfreight expenses to expedite delivery.

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  Cost of molds will be amortized into the cost of goods. Once the tooling is fully amortized for a given model, the FOB price will be reduced to a cost free of tooling amortization.

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  Company may choose to pay off balance of un-amortized tooling at any time and take ownership of tooling.

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  Company is required to pay off balance of un-amortized tooling within 90 days after production of a given model is discontinued.

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  If defective returns are 1.5% or less, Company absorbs cost.

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  When defective returns exceed 1.5% of production. Factory provides full refund of FOB cost for amount above 1.5% plus shipping and Customs duty.

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  Company will have the option to purchase B-grade quality at a price of 60% of the FOB (40% discount) cost. Company and Factory to agree on what defects are to be considered "B-grade."

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  Factory must destroy any goods that would be considered "C-grade." Company and Factory to agree on what defects are to be considered "C-grade."

Sample Payment Terms

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  Development or prototype samples will be provided free of charge to Company.

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  Factory will provide Company with 3 pair of sales samples free of charge.

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  Negotiated and confirmed FOB prices will be paid for all additional sales samples.

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  Negotiated and confirmed FOB prices will be paid for all quality and field test samples that exceed "normal" testing quantities.

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  Company is required to pay shipping charges for all deliveries of production goods, sales samples, testing samples and development/prototype samples.

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  Goods will be shipped pre-paid and the Company will be debited.

Terms

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  The terms of this agreement represent a non-exclusive arrangement between Factory and Company. Factory is free to continue producing footwear for other non-competing footwear companies. The Company is free to place production orders with other factories.

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  This agreement for manufacturing comes with no length terms, however the confidentiality of the Company's trade secrets remains in effect as outlined in the "Confidentiality and non-disclosure agreement."

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  Factory will assist Company in the expeditious transfer of all production molds, materials, documentation, files, samples etc. to the factory, agent or office as selected by the Company if such a transition were to occur.

Expenses

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  Factory is required to pay his own expenses for travel, administration, salaries etc...

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  Any extraordinary expenses that may be considered the responsibility of the Company must be pre-approved by the Company.

Employment Status

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  The Factory is an independent business and as such shall pay all federal, state and local taxes applicable to all compensation paid under this Agreement.

        This Agreement shall be governed by the laws of the State of Texas and any disputes related hereto shall be litigated in said State of Texas.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of this 8th day of March 2001.

/s/ JONG SANG CHOI
Jong Sang Choi President Bu Kyung Industrial

/s/ ROGER ADAMS
Roger Adams President Heeling Sports, LTD.

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MANUFACTURING AGREEMENT